Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Baltimore Gas & Electric Co. (CUSIP 059165EH9)


Date Purchased:			08/15/16


Price Per Share:		99.908 USD


Shares Purchased
by the Portfolio *:		946,000


Total Principal Purchased
by the Portfolio *:		945,130 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBU4)


Date Purchased:			07/12/16


Price Per Share:		99.126 USD


Shares Purchased
by the Portfolio *:		1,775,000


Total Principal Purchased
by the Portfolio *:		1,759,487 USD


Commission or Spread:		0.750%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			COX Communications, Inc. (CUSIP 224044CG0)


Date Purchased:			09/08/16


Price Per Share:		99.831 USD


Shares Purchased
by the Portfolio *:		1,314,000


Total Principal Purchased
by the Portfolio *:		1,311,779 USD


Commission or Spread:		0.000%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Crown Castle International Corp. (CUSIP 22822VAD3)


Date Purchased:			08/22/16


Price Per Share:		99.972 USD


Shares Purchased
by the Portfolio *:		2,481,000


Total Principal Purchased
by the Portfolio *:		2,480,305 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Teva Pharmaceutical Finance Netherlands B.V.
				(CUSIP 88167AAD3)


Date Purchased:			07/18/16


Price Per Share:		99.666 USD


Shares Purchased
by the Portfolio *:		2,844,000


Total Principal Purchased
by the Portfolio *:		2,834,501 USD


Commission or Spread:		0.400%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Teva Pharmaceutical Finance Netherlands B.V.
				(CUSIP 88167AAE1)


Date Purchased:			07/18/16


Price Per Share:		99.734 USD


Shares Purchased
by the Portfolio *:		1,460,000


Total Principal Purchased
by the Portfolio *:		1,456,116 USD


Commission or Spread:		0.450%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VDD3)


Date Purchased:			07/27/16


Price Per Share:		99.745 USD


Shares Purchased
by the Portfolio *:		4,527,000


Total Principal Purchased
by the Portfolio *:		4,515,456 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VDC5)


Date Purchased:			07/27/16


Price Per Share:		99.947 USD


Shares Purchased
by the Portfolio *:		1,009,000


Total Principal Purchased
by the Portfolio *:		1,008,465 USD


Commission or Spread:		0.750%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38145GAG5)


Date Purchased:			09/22/16


Price Per Share:		99.897 USD


Shares Purchased
by the Portfolio *:		6,177,000


Total Principal Purchased
by the Portfolio *:		6,170,638 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund Loomis Sayles Small Cap Growth
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Loomis Sayles Small Cap Growth Portfolio


Security:			Siteone Landscape Supply Inc. (CUSIP 82982L103)


Date Purchased:			11/30/16


Price Per Share:		33.000 USD


Shares Purchased
by the Portfolio *:		21,447


Total Principal Purchased
by the Portfolio *:		707,751 USD


Commission or Spread:		3.5%


Broker:				UBS Securities LLC


Member:				Natixis


Metropolitan Series Fund Loomis Sayles Small Cap Core
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			Loomis Sayles Small Cap Core Portfolio


Security:			Siteone Landscape Supply Inc. (CUSIP 82982L103)


Date Purchased:			11/30/16


Price Per Share:		33.000 USD


Shares Purchased
by the Portfolio *:		9,126


Total Principal Purchased
by the Portfolio *:		301,158 USD


Commission or Spread:		3.5%


Broker:				UBS Securities LLC


Member:				Natixis


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			CSX Corporation (CUSIP 126408HG1)


Date Purchased:			10/13/16


Price Per Share:		99.751 USD


Shares Purchased
by the Portfolio *:		1,510,000


Total Principal Purchased
by the Portfolio *:		1,506,240 USD


Commission or Spread:		0.88%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Penske Truck Leasing Co., L.P. (CUSIP 709599AW4)


Date Purchased:			10/26/16


Price Per Share:		99.695 USD


Shares Purchased
by the Portfolio *:		3,274,000


Total Principal Purchased
by the Portfolio *:		3,264,014 USD


Commission or Spread:		0.75%


Broker:				J.P. Morgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			The Goldman Sachs Group, Inc. (CUSIP 38145GAH3)


Date Purchased:			11/10/16


Price Per Share:		99.741 USD


Shares Purchased
by the Portfolio *:		6,123,000


Total Principal Purchased
by the Portfolio *:		6,107,141 USD


Commission or Spread:		4.45%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Morgan Stanley (CUSIP 61746BED4)


Date Purchased:			11/14/16


Price Per Share:		99.489 USD


Shares Purchased
by the Portfolio *:		15,076,000


Total Principal Purchased
by the Portfolio *:		14,998,962 USD


Commission or Spread:		0.35%


Broker:				Morgan Stanley & Co. LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Citigroup Inc. (CUSIP 172967LC3)


Date Purchased:			12/01/16


Price Per Share:		99.829 USD


Shares Purchased
by the Portfolio *:		24,490,000


Total Principal Purchased
by the Portfolio *:		24,448,122 USD


Commission or Spread:		0.33%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Roper Technologies, Inc. (CUSIP 776743AC0)


Date Purchased:			12/08/16


Price Per Share:		99.843 USD


Shares Purchased
by the Portfolio *:		1,616,000


Total Principal Purchased
by the Portfolio *:		1,613,463 USD


Commission or Spread:		0.60%


Broker:				Merrill Lynch, Pierce, Fenner & Smith Incorporated


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/16 through 12/31/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			UnitedHealth Group (CUSIP 91324PCX8)


Date Purchased:			12/15/16


Price Per Share:		99.253 USD


Shares Purchased
by the Portfolio *:		1,289,000


Total Principal Purchased
by the Portfolio *:		1,279,371 USD


Commission or Spread:		0.75%


Broker:				Merrill Lynch, Pierce, Fenner & Smith Incorporated


Member:				PNC Capital Markets LLC